UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

    Date of report (Date of earliest event reported): March 22, 2005

                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)

                                  Kentucky
               (State or other jurisdiction of incorporation)

                          1-2918                             61-0122250
                 (Commission File Number)                 (I.R.S. Employer
                                                         Identification No.)

      50 E. RiverCenter Boulevard, Covington, Kentucky       41012-0391
          (Address of principal executive offices)           (Zip Code)

             P.O. Box 391, Covington, Kentucky               41012-0391
                     (Mailing Address)                       (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 2230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure
----------  ------------------------

        On March 22, 2005, Ashland Inc. will include the information contained in exhibits 99.1 - 99.18, and graphic images thereof, on the "Investor Relations" section of its website located at www.ashland.com, or in employee communications.

        Ashland is furnishing the information pursuant to the Securities and Exchange Commission's ("SEC") Regulation FD. The information contained in exhibits 99.1 - 99.18 is summary information concerning key metrics for Ashland's divisional operations and is intended to be considered in the context of Ashland's SEC filings and other public announcements that Ashland may make from time to time.

         By filing this report on Form 8-K, Ashland makes no admission as to the materiality of any information in this report. Ashland reserves the right to discontinue the availability of the data in the attached exhibits.

Item 9.01.  Financial Statements and Exhibits
---------   ---------------------------------

(c)      Exhibits

99.1 Website data concerning Ashland Distribution's sales per ship day

99.2     Website data concerning Ashland Distribution's revenue

99.3     Website data concerning Ashland Distribution's gross profit

99.4 Website data concerning Ashland Specialty Chemical's average sales per ship day

99.5     Website data concerning Ashland Specialty Chemical's revenue

99.6 Website data concerning Ashland Specialty Chemical's gross profit

99.7     Website data concerning Valvoline's premium oil sales

99.8     Website data concerning Valvoline's revenue

99.9 Website data concerning Valvoline Instant Oil Change's twelve month rolling average sales

99.10    Website data concerning APAC's twelve month average contract awards

99.11 Website data concerning APAC's lost time incident rates and OSHA recordable incident rates

99.12 Website data concerning APAC's monthly revenue and twelve month rolling average revenue

99.13    Website data concerning APAC's backlog

99.14    Website data concerning APAC's asphalt mix production

99.15    Website data concerning U.S. Gulf Coast Barge Prices

99.16    Website data concerning Sour Crude Differential

99.17    Website data concerning Chicago 3-2-1 Crack Spreads

99.18    Website data concerning APAC's 14-state weighted diesel price index

                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    ASHLAND INC.
                                        -------------------------------------
                                                    (Registrant)



    Date:  March 22, 2005                   /s/ J. Marvin Quin
                                        -------------------------------------
                                        Name:     J. Marvin Quin
                                        Title:    Senior Vice President and
                                                  Chief Financial Officer

                               Exhibit Index

99.1 Website data concerning Ashland Distribution's sales per ship day

99.2     Website data concerning Ashland Distribution's revenue

99.3     Website data concerning Ashland Distribution's gross profit

99.4 Website data concerning Ashland Specialty Chemical's average sales per ship day

99.5     Website data concerning Ashland Specialty Chemical's revenue

99.6 Website data concerning Ashland Specialty Chemical's gross profit

99.7     Website data concerning Valvoline's premium oil sales

99.8     Website data concerning Valvoline's revenue

99.9 Website data concerning Valvoline Instant Oil Change's twelve month rolling average sales

99.10    Website data concerning APAC's twelve month average contract awards

99.11 Website data concerning APAC's lost time incident rates and OSHA recordable incident rates

99.12 Website data concerning APAC's monthly revenue and twelve month rolling average revenue

99.13    Website data concerning APAC's backlog

99.14    Website data concerning APAC's asphalt mix production

99.15    Website data concerning U.S. Gulf Coast Barge Prices

99.16    Website data concerning Sour Crude Differential

99.17    Website data concerning Chicago 3-2-1 Crack Spreads

99.18    Website data concerning APAC's 14-state weighted diesel price index